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                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------

         ASSIGNMENT AND ASSUMPTION OF LEASE, made as of the __ day of June, 1997 (this "Agreement"), by and among DIVOT CITY, a California limited partnership having an address at c/o Joseph George Distribution, 1600 Coleman Avenue, San Jose, CA 95150 ("Assignor"), D.C. MANAGEMENT, INC. having the same address as the Assignor (the Managing Partner) and MILPITAS FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Assignee").

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, by Lease dated March 30, 1993 (the "Lease") by and between Santa Clara County (the "County"), and Assignor, as tenant (which Lease is attached as Exhibit A-1 hereto), County leased to Tenant a portion of County's property located in the City of Milpitas, consisting of 16.124 acres, which property is more particularly described in Exhibit A attached hereto (the "Premises");

         WHEREAS, by License Agreement dated as of December 9, 1993 (the "License") by and between County and Assignor (which License is attached as Exhibit A-2 hereto), County granted Assignor a license to landscape and maintain the property located between the Assignor's golf center and I-880;

         WHEREAS, Assignor desires to assign to Assignee its entire interest as tenant under the Lease and licensee under the License and Assignee desires to accept such assignment and assume Assignor's obligations under the Lease and License on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

         1. Assignment and Assumption. On the Closing Date (as hereinafter defined) Assignor shall assign, set over and transfer to Assignee all right, title and interest of Assignor in and to the Premises, the Lease and the License, and Assignee shall assume and agree to perform any and all of the obligations to be performed by the tenant under the Lease and License (as if Assignee executed the Lease and the License originally as tenant or licensee, respectively, thereunder) accruing from and after April 1, 1997 (the "Effective Date"). Assignee further agrees to be bound by and fully responsible for all of the covenants, agreements, terms, provisions, and conditions of Assignor or tenant under the Lease and as licensee under the License to be performed by Assignor from and after the Effective Date. Assignee agrees that the obligations assumed hereunder and agreements contained herein shall benefit the County and its successors and assigns as well as Assignor. At the Closing, , Assignor shall deliver possession of the Premises to Assignee, free of all tenancies or rights of possession.

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         2. Bill of Sale. On the Closing Date, Assignor shall sell, assign, transfer and convey to Assignee, and Assignee shall purchase and acquire from Assignor, all of Assignor's right, title and interest in and to the following property (collectively, the "Property"):

              2.1 all furnishings, fixtures, machinery, equipment, vehicles and personalty attached or appurtenant to or used in connection with the Lease that are owned by Assignor, and all inventories, supplies, sales, marketing and instructional materials of every kind and description relating to the business conducted at the Premises (the "Business"), wherever located, including without limitation, the items described on Exhibit B attached hereto and made a part hereof (the "Personal Property");

              2.2 the files, books, notices and other correspondence from any governmental agencies, and other records used or employed by Assignor or its affiliates in connection with the ownership and/or operation of the Business, other than accounting records, but including copies of such accounting records relating to the period on or after April 1, 1997 (collectively, the "Records");

              2.3 any consents, authorizations, variances, waivers, licenses, certificates, permits and approvals held by or granted to Assignor in connection with the ownership of the Lease or operation of the Business (collectively, the "Permits");

              2.4 the contracts, leases and other agreements of or relating to the operation of the Business described on Exhibit C attached hereto and made a part hereof (the "Contracts");

              2.5 any manufacturers' and vendors' warranties and guarantees, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as hereinafter defined) (the "Claims"); and

              2.6 any other properties and assets of every kind and nature, real or personal, tangible or intangible, relating in any way whatsoever to the Lease, the License, the Premises or the Business, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

         3. Assets to be Retained by Assignor. Anything herein to the contrary notwithstanding, Assignor shall not sell, and Assignee shall not acquire, the following assets of Assignor (the "Retained Assets"):

              3.1 any rights of Assignor with respect to insurance policies owned by Assignor or for which Assignor is the named insured; and

              3.2 all cash, funds in bank accounts and cash equivalents existing as of the Closing Date.

         4. Assumption of Certain Liabilities. Assignee shall assume and agree to pay and

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discharge when due all liabilities and obligations of Assignor under the Lease, the License and the Contracts to the extent the same arise from and after the Effective Date (the "Assumed Liabilities"). Assignor shall retain, and Assignee shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever in connection with or relating to the Lease, the License, the Premises or the Property, Assignor or the Business or any predecessor owner of the Lease, the License, the Premises or the Property or the Business other than the Assumed Liabilities (collectively, the "Retained Liabilities").

         5. Title; Permitted Exceptions.

              5.1 Within five days after the execution of this Agreement, Assignor shall furnish Assignee with a Preliminary California Land Title Association Report of the title to the property. Within fifteen days of receipt of the said report, Assignee shall notify Assignor, in writing, of any objection to any exception therein. If Assignee makes a timely objection to any exception, and the exception is not eliminated within ten days of Assignor's receipt of the objection, this Agreement shall be terminated. Assignee's failure to object in this manner to any exception shall be deemed an approval by the Assignee of that exception. All approved exceptions are hereinafter referred to as "Permitted Exceptions".

              5.2 If a search of the title discloses judgments, bankruptcies or other returns against other persons having names the same as or similar to that of Assignor, Assignor will on request deliver to the Title Company or Assignee an affidavit showing that such judgments, bankruptcies or other returns are not against Assignor, in form sufficient to permit deletion of such exception from the title policy.

         6. Consideration.

              6.1 In consideration for the assignment of the Lease, License and the sale of the Property, at the Closing Assignee shall:

                   6.1.1 pay to Assignor the sum of $2,200,000.00, subject to adjustment as provided in this Section 6 and in Section 7.2, payable by the wire transfer of funds, $100,000.00 of which shall be held in escrow and distributed in accordance with the Escrow Agreement, in the form attached hereto as Exhibit F (the "Escrow Agreement"); and

                   6.1.2 assume the Assumed Liabilities.

              6.2 The purchase price shall be reduced by the amount of all outstanding gift certificates, debit cards, discount cards, prepaid golf lessons and all other commitments which have not been performed as of the Closing Date, as reflected on the Settlement Statement.

              6.3 The value of the golf ball inventory as of the date hereof is $4,500 and the value of the food and beverage inventory as of the date hereof is $350. To the extent that the value of the said inventories on the closing date is less than the just mentioned values, the purchase price shall be reduced by such amount and reflected on the Settlement Statement. The said inventories shall be valued by the parties at cost or market value, which ever is the lower at

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the time of closing.

              6.4 The parties hereby agree that $ 2,141,885.00 of the purchase price shall be allocated to the assignment and assumption of the Lease and the License and that the balance shall be allocated to the Property, including the Personal Property, Permits, Contracts and Claims.

              6.5 The purchase price shall be increased by the net profit of the business for the period beginning on the Effective Date and ending on the day immediately preceding the Closing Date. If during such period there is a loss, no adjustment shall be made.

         7. Closing; Adjustments.

              7.1 The closing of the transaction provided for in this Agreement (the "Closing") shall take place as soon as practicable after each of the conditions set forth in Section 8 have been fulfilled or waived in accordance herewith (the actual date of the Closing being referred to herein as the "Closing Date"); provided, however, that in no event shall the Closing Date be subsequent to July 15, 1997. In the event that the Closing Date does not occur on or prior to July 15, 1997, this Agreement shall automatically be deemed terminated and neither party shall have any further liabilities or obligations hereunder except that each party shall be responsible for paying their own expenses, including legal fees and Assignee shall pay the cost of the ALTA Survey and the Phase I environmental study.

              7.2 The parties hereto agree that (i) all compensation payable to the County under the Lease and all other operating expenses of Assignor relating to the Lease (i.e., cost of goods sold, advertising, collections, fees, hired services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes, utilities, wages and interest on indebtedness, but specifically not including professional fees and expenses, travel and lodging or depreciation), and (ii) all income of Assignor, including accounts receivable, shall be apportioned between Assignor and Assignee as of the Effective Date based on the portion of each such expense or revenue attributable to the period falling before the Effective Date on the one hand, which Assignor shall bear the responsibility and benefit of, and the portion of each such expense or revenue attributable to the period falling on or after the Effective Date, on the other hand, which Assignee shall bear the responsibility and benefit of (the "Adjustment"). The net Adjustment will be paid by the party owing the same to the other in cash or by certified or official bank check or wire transfer. The expenses and liabilities for which Assignor shall be liable pursuant to this Section shall be included within the meaning of the term "Retained Liabilities".

              7.3 To the extent that any of the prorations made pursuant to this Article are based upon estimates of payments to be made and/or expenses to be incurred by Assignee subsequent to the Closing Date, or either party discovers any errors in or omissions in respect of the Adjustment, Assignor and Assignee agree to adjust such prorations promptly upon receipt by Assignor or Assignee, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses.

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              7.4 The Assignor hereby agrees that any and all property taxes which become due and owing on the Premises or Property and which relate to a period prior to the Effective Date shall upon notice by Assignee to Assignor, shall be paid promptly by Assignor.

              7.5 Assignor and Assignee shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive the Closing.

         8. Closing Conditions.

              8.1 Assignee's obligation to consummate the transactions contemplated hereby are conditioned on the delivery at or prior to the Closing of physical possession of the Premises (receipt of which may be actual or constructive) and the following:

                   8.1.1 a bill of sale conveying, transferring and selling to Assignee all right, title and interest of Assignor in and to the Personal Property, which bill of sale shall contain a warranty that such property is free and clear of all Encumbrances other than the Permitted Exceptions;

                   8.1.2 a settlement statement (the "Settlement Statement") setting forth the amounts paid by or on behalf of and/or credited to each of Assignee and Assignor pursuant to this Agreement;

                   8.1.3 a Certificate or Certificates of Occupancy for all improvements;

                   8.1.4 original counterparts of each of the Contracts described on Exhibit C;

                   8.1.5 a landlord estoppel and consent to assignment with respect to the Lease, in the form of Exhibit D attached hereto and signed by the Lessor under such Lease.

                   8.1.7 an affidavit (the "FIRPTA Affidavit") duly executed and acknowledged by Assignor pursuant to Section 1445 (b)(2) of the Internal Revenue Code of 1986, as amended, stating that Assignor is not a foreign person within the meaning of such provision;

                   8.1.8 keys to all locks relating to the Premises, appropriately labeled;

                   8.1.9 the Escrow Agreement, executed by Assignor and the escrow agent named therein, in the form attached hereto as Exhibit E.

                   8.1.10 evidence that the lease with Golf Mart has been terminated;

                   8.1.11 Assignor shall have performed, in all material respects, all of its agreements contained herein that are required to be performed by Assignor on or prior to the Closing Date, and Assignee shall have received a certificate of an Executive Officer of Assignor, dated the Closing Date, certifying to such effect.

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                   8.1.12 The representations and warranties of the Assignor
contained in this Agreement and in any document delivered in connection herewith shall be true and correct, in all material respects, as of the Closing, and Assignee shall have received a certificate from Assignor, dated the Closing Date, certifying to such effect.

                   8.1.13 an ALTA Survey of the Premises, satisfactory to Assignee;

                   8.1.14 a Phase I environmental report disclosing no evidence of Hazardous Material at, under or on the Premises, or any other environmental conditions requiring remediation or further testing;

                   8.1.15 title insurance insuring the leasehold interest of Assignee;

                   8.1.16 payment of the cost of all work done through the Closing with respect to installing and repairing the nets and poles on the Premises; and

                   8.1.17 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Assignor to Assignee pursuant to any of the other provisions of this Agreement.

              8.2 Assignor's obligation to consummate the transactions contemplated hereby are conditioned on the delivery at or prior to the Closing of the following:

                   8.2.1 the purchase price referred to in Section 6.1 hereof;

                   8.2.2 the Escrow Agreement, executed by Assignee and the escrow agent named therein, in the form attached hereto as Exhibit E;

                   8.2.3 the Settlement Statement, executed by Assignee;

                   8.2.4 Assignee shall have performed, in all material respects, all of its agreements contained herein that are required to be performed by Assignee on or prior to the Closing Date, and Assignor shall have received a certificate of an Executive Officer of Assignee dated the Closing Date, certifying to such effect;

                   8.2.5 the representations and warranties of Assignee contained in this Agreement and in any documents delivered in connection herewith shall be true and correct, in all material respects, as of the Closing, and Assignor shall have received a certificate of an Executive Officer of Assignee, dated the Closing Date, certifying to such effect;

                   8.2.6 the Assignee shall deliver a certificate of deposit or other instrument with a face value of Fourteen Thousand Dollars ($14,000.00) with the County as required under the Lease; and

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                   8.2.7 all other instruments and documents to be executed,
acknowledged where appropriate and/or delivered by Assignee to Assignor pursuant to any of the other provisions of this Agreement.

         9. Representations and Warranties of Assignor. Each of the Assignor and the Managing Partner, jointly and severally, hereby represents and warrants to Assignee as of the date hereof and as of the Closing Date as follows:

              9.1 Organization; Power and Authority. Assignor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

              9.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Assignor of this Agreement and the consummation by Assignor of the transactions contemplated hereby have been duly authorized by all necessary partnership action required to be taken on the part of the Assignor. This Agreement has been duly and validly executed and delivered by Assignor and constitutes the valid and binding obligation of Assignor, enforceable in accordance with its terms. The execution, delivery and performance by Assignor of this Agreement and the consummation by Assignor of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Assignor is subject; (b) violate any order, judgment or decree applicable to Assignor; or (c) conflict with or result in a breach of or a default under any term or condition of Assignor's organizational documents or partnership agreement or any term or condition of any agreement or other instrument to which Assignor is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

              9.3 Consents. Except for the Alcohol Beverage License, no consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Assignor of this Agreement, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained on or prior to the Closing Date.

              9.4 Compliance with Applicable Laws. Assignor is not engaging in any activity or omitting to take any action as a result of which Assignor is in violation of any law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the Lease, the License, the Premises or the Business, and neither the execution and delivery by Assignor of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, the performance by Assignor of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. The Lease is not subject to any notice of violation of law, municipal ordinance, orders or requirements issued by any building department or other governmental agency or

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subdivision having jurisdiction.

              9.5 Permits. Except for the Alcohol Beverage License, all Permits required by any federal, state, or local law, rule or regulation and necessary for the operation of the Business as currently being conducted have been obtained and are currently in effect. No registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby
(a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (b) to enable Assignee to continue the operation of the Business as presently conducted after the Closing. The current use and occupation of any portion of the Premises does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Lease.

              9.6 The Lease and the License. Attached hereto as Exhibits A-1 and A-2 are true and correct copies of the Lease and License, respectively. The Lease and the License are in full force and effect, have not been modified or amended in any way except as stated above and neither the County nor Assignor is in default, or sent or received any notice of default, in respect of the Lease and the License. No event has occurred or circumstance exists which, with the giving of notice or the passage of time, or both, would constitute a default under the Lease or the License. Neither Assignor nor County has exercised any right or option, or stated its intent, to terminate or cancel the Lease or the License. Assignor has not assigned, transferred or conveyed the Lease or the License or any interest therein, or granted any right or option with respect thereto, to any party other than Assignee. The initial expiration date of the Lease is March 29, 2008 and the initial expiration date of the License is December 8, 2008.

              9.7 Personal Property. Exhibit B sets forth a complete list of all Personal Property currently used in the operation of the Business as currently conducted.

              9.8 Title to the Lease, the License and Property. To the best of Seller's and Managing Partner's knowledge, the License, the Lease and the Property are free and clear of any and all liens, charges, encumbrances, mortgages, pledges, security interests, easements, agreements and other interests and adverse claims (collectively, "Encumbrances"), other than the Permitted Exception.

              9.9 Contracts. Except for the Lease, the License, the Contracts listed on Exhibit C attached hereto and the lease with Golf mart to operate the pro shop, which will be terminated on or prior to the Closing Date and any other contracts which will be terminated on or prior to the Closing Date, Assignor is not a party to any leases, contracts, orders or agreements relating to the Premises, the Property or the Business (written or otherwise) for which it has not or shall not satisfy its obligations in whole.

              9.12 Environmental Matters.

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                   9.12.1 As used in this Agreement "Hazardous Material" shall mean: (i) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ' 9601(33); (ii) any "pollutant or contaminant" as defined in 42 U.S.C. ' 9601(33); (iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (iv) any petroleum, including crude oil and any fraction thereof; (v) natural or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (vii) any asbestos, asbestos containing material, polychlorinated biphenyl ("PCB"), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (viii) any other pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of any Environmental Law (as hereinafter defined) and any other toxic, reactive or flammable chemicals.

                   9.12.2 To the best of Assignor's knowledge, there is no Hazardous Material at, under or on the Premises and there is no ambient air, surface water, groundwater or land contamination within, under, originating from or relating to the Premises. Assignor has not, and has not caused to be, manufactured, processed, distributed, used, treated, stored, disposed of, transported or handled any Hazardous Material at, on or under the Premises.

                   9.12.3 To the best of Assignor's knowledge, Assignor has no obligation or liability imposed or based upon any provision under any foreign, federal, state or local law, rule, or regulation or common law, or under any code, order, decree, judgment or injunction applicable to Assignor or the Premises or any notice, or request for information issued, promulgated, approved or entered thereunder, or under the common law, or any tort, nuisance or absolute liability theory, relating to public health or safety, worker health or safety, or pollution, damage to or protection to the environment, including without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Material into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, generation, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes (hereinafter collectively referred to as "Environmental Laws").

                   9.12.4 Assignor has not been subject to any civil, criminal or administrative action, suit, claim, hearing, notice of violation, investigation, inquiry or proceeding for failure to comply with, or received notice of any violation or potential liability under the Environmental Laws in respect of the Premises.

                   9.12.5 To the best of Assignor's knowledge, the Premises are not (a) listed or proposed for listing on the National Priority List or (b) listed on the Comprehensive Environmental Response, Compensation, Liability Information System List ("CERCLIS") promulgated pursuant to CERCLA, 42 U.S.C. ' 9601(9), or any comparable list maintained by any foreign, state or local government authority.

                   9.12.6 To the best of Assignor's knowledge, there are no underground storage tanks at the Premises and Assignor further warrants and represents that any prior use

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and operation of underground storage tanks has been in compliance with all
Environmental Laws.

              9.13 Tax Proceedings. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises.

              9.14 Utilities. To the best of Assignor's knowledge, all water, storm and sanitary sewer, gas, electricity, telephone and other utilities adequately service the Premises, enter the Premises through lands as to which valid public or private easements exist that will inure to the benefit of Assignee and the Premises is furnished by facilities of public utilities and the cost of installation of such utilities has been fully paid.

              9.15 Access. Other than as set forth on Schedule 9.15, there are no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially restrict or change access from any such highway or road to the Premises, or any pending or threatened condemnation or eminent domain proceedings relating to or affecting the Premises.

              9.16 Insurance Requirements. To the best of Assignor's knowledge, all requirements or recommendations by any insurer or by any board of fire underwriters or similar body in respect of the Premises have been satisfied.

              9.17 Litigation. There is no action or proceeding (zoning or otherwise) or governmental investigation pending, or, to the best of Assignor's knowledge, threatened against, or relating to, Assignor (insofar as it relates to the Lease, the License, the Premises or the Business), the Lease, the License, the Premises, the Business or the transactions contemplated by this Agreement, nor is there any basis for any such action, proceeding or investigation.

              9.18 Assessments. Other than the Permitted Exceptions, there are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Assignor know of (a) any pending or threatened special assessments affecting the Premises or (b) any contemplated improvements affecting the Premises that may result in special assessments affecting the Premises.

              9.19 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving employees of Assignor or its affiliates affecting the Premises or the Business which will survive the Closing. All employees of Assignor who are employed to work at the Premises will have been terminated as of the Closing Date.

              9.20 Work at the Premises. Except as set forth on Schedule 9.20, no services, material or work have been supplied to the Premises for which payment has not been made in full.

              9.21 Financial Condition. Assignor has delivered to Assignee true and correct copies of (i) audited financial statements consisting of balance sheets and income statements of Assignor as of December 31, 1995 and December 31, 1996; (ii) unaudited financial statements

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for the quarter ended March 31, 1997; and (iii) internal monthly reports for the period April 1, 1997 through the date hereof. Such balance sheet presents fairly the financial condition, assets and liabilities of Assignor as of its date; such statement of income presents fairly the results of operations of Assignor for the period indicated. The financial statements referred to in this Section are in accordance with the books and records of Assignor. Since December 31, 1996 and since March 31, 1997: (a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of Assignor, the Premises, the Property or Business; (b) the Business has been conducted in all respects only in the ordinary course; and (c) Assignor has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

              9.22 Full Disclosure. To the best knowledge of Assignor, none of the information supplied by Assignor herein or in the schedules or exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

         10. Representations and Warranties of Assignee. Assignee hereby represents and warrants to Assignor as of the date hereof and as of the Closing Date as follows:

              10.1 Organization; Power and Authority. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

              10.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by Assignee of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Assignee. This Agreement has been duly and validly executed and delivered by Assignee and constitutes the valid and binding obligation of Assignee, enforceable in accordance with its terms. The execution, delivery and performance by Assignee of this Agreement and the consummation by Assignee of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Assignee is subject; (b) violate any order, judgment or decree applicable to Assignee; or (c) conflict with or result in a breach of or a default under any term or condition of Assignee's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Assignee is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

              10.3 Full Disclosure. None of the information supplied by Assignee herein contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

         11. Survival. The representations and warranties of the parties made in Articles 9 and 10 shall survive the Closing.

         12. Further Assurances. At any time and from time to time after the date hereof, either party shall, at the request of the other party, execute and deliver any further instruments or documents and take all such further action as the requesting party may reasonably request in order to transfer into the name of Assignee the Lease, the License and any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive the Closing.

         13. Assignor's and Assignee's Covenants. Assignor and Assignee hereby covenant and agree as follows:

              13.1 Access to Information. From the date hereof through the Closing Date, Assignor shall afford to Assignee and Assignee's accountants, counsel and other representatives reasonable access, upon reasonable notice and in such a manner as will not unreasonably interfere with the conduct of Assignor's business, to the Property. Assignee will provide Assignor with copies of all studies, tests, surveys and reports which Assignee has obtained in connection with the Premises.

              13.2 Cooperation by the Parties. Each of the parties will use its bests efforts to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to enable such party to effect the transactions contemplated hereby, and will otherwise use its best efforts to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof.

              13.3. Operation of the Premises Prior to Closing. During the period from the date hereof through the Closing Date, Assignor agrees that (except as expressly specified or permitted by this Agreement or to the extent that Assignee shall otherwise consent in writing):

              13.3.1 Assignor shall operate the Premises in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and shall use all reasonable efforts to preserve intact its present business organization, keep available the services of its present employees and preserve its relationships with customers, suppliers and other having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect at the Closing Date.

              13.3.2 Assignor shall maintain all existing insurance policies in respect of the Property in full force and effect.

              13.3.3 Assignor shall not commit a breach of, or default under, any Permit or violate any applicable law, regulation, ordinance, order, injunction or decree or any other requirement of any governmental body or court, relating to the Premises and the Property.

              13.3.4 Assignor shall maintain its inventory at ordinary, customary levels, consistent with past practices.

                   13.3.5 Assignor shall maintain the Premises and the Property in as good a state of operating condition and repair as they are on the date of this Agreement, except for ordinary wear and tear.

                   13.3.6 Assignor shall not enter into any contract, agreement, lease or occupancy agreement with respect to any of the Premises, the Property, the Business or the Lease.

              13.4 Employees. All employees at the Premises will be terminated by Assignor as of the Closing; provided, however, that all employees will be immediately considered for re-hire by the Assignee as of the Closing on the terms to be determined by Assignee.

              13.5 Contracts. Except for the Lease, the License and those contracts described on Exhibit C attached hereto and made a part hereof, Assignor will terminate all leases, contracts and agreements relating to the Premises and the Property, including, without limitation, all maintenance, service or utility contracts, as of the Closing.

         14. "As Is".

              14.1 Assignee represents that it has inspected the Premises and the Property and is familiar with the physical condition thereof, and that it agrees to accept the Premises and the Property "as is", in its condition at the date of this Agreement, subject to reasonable use, wear, tear and natural deterioration between the date hereof and the Closing Date, subject to the provisions of Article 15 hereof.

         15. Condemnation: Fire or Other Casualty. Between the date hereof and the Closing, the risk of ownership and loss of the Premises and the Property shall belong solely to the Assignor. If, between the date hereof and the Closing, all or any portion of the Property is condemned, taken by eminent domain, damaged by fire or other casualty or by any other cause of nature, Assignor shall promptly give Assignee notice thereof. After receipt of notice of such condemnation, taking or damage (from Assignor or otherwise), Assignee shall have the option either:

              15.1 to require Assignor to assign, transfer and/or convey the Premises and the Property in accordance with the terms and provisions hereof on the date of the Closing to Assignee in its damaged condition upon and subject to all of the other terms and conditions of this Agreement, including payment of the purchase price without adjustment on account of such condemnation, taking or damage, and to assign Assignee all of Assignor's right, title and interest in and to any claims Assignor may have under the casualty insurance policies, condemnation awards and/or any causes of action with respect to such condemnation or taking of or damage to the Premises and the Property and to pay the Assignee by certified or bank check all payments theretofore made under such insurance policies plus any deductible amount under its insurance policies, or by such condemning or taking authorities; Assignor shall not settle any fire, casualty, condemnation or eminent domain claim without the prior written consent of Assignee; or

              15.2 to terminate this Agreement by giving notice to Assignor, whereupon this Agreement shall be terminated, and neither party shall have any further rights, claims, liabilities or obligations to the other except for those rights, claims, liabilities and obligations specifically surviving the termination of this Agreement.

         16. Default. Assignor and Assignee agree that, if either party shall default in the performance or its obligations under this Agreement, the other party shall be entitled to all rights and remedies available at law or in equity, including specific performance.

         17. Brokers. Assignor and Assignee warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein. Assignee and Assignor hereby respectively agree to indemnify and hold harmless the other party from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party.

         18. Costs and Fees. Conveyancing taxes, if any, shall be payable by Assignor, and in no event be payable by Assignee. The Assignor shall pay (a) half of the cost of obtaining the audited financial statements of the Assignor and the other financial information required by Section 9.21 hereof, (b) the cost of an ALTA Survey and CLTA standard title insurance policy (if the transaction contemplated hereby is consummated), (c) the cost of a Phase I environmental study (if the transaction contemplated hereby is consummated), and (c) its own legal expenses. The Assignee shall pay (a) half of the cost of obtaining the audited financial statements of the Assignor; (b) the cost of the difference between a CLTA standard title insurance policy and an ALTA policy, and (c) its own legal fees. Any other similar costs not expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises are located. The provisions of this Article shall survive the Closing.

         19. Indemnification.

              19.1 Subject to the further provisions of this Article, Assignor shall protect, defend, hold harmless and indemnify Assignee, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("Losses") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Assignor which is not an Assumed Liability; (ii) the breach of any representation, warranty, covenant or agreement of Assignor contained in this Agreement or in any document or other writing prepared by Assignor and delivered pursuant to this Agreement;

and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 19.1.

              19.2 Subject to the further provisions of this Article, Assignee shall protect, defend, hold harmless and indemnify Assignor, its partners, officers, directors, shareholders, employees and agents, and its successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) any of the Assumed Liabilities on and after the date hereof, (ii) the breach of any representation, warranty, covenant or agreement of Assignee contained in this Agreement or in any document or other writing prepared by Assignee and delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 19.2.

              19.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim"). If, prior to the expiration of fifteen
(15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section 19.3 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages to the Indemnifying Party resulting from the Indemnified Party's delay or failure to provide a Notice of Claim as provided in this Section 19.3.

              19.4 For purposes of this Article, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article.

              19.5 The obligation of the Assignor under Section 19.1 hereof shall be satisfied first from the Escrowed Funds (as defined in the Escrow Agreement, and, if the Escrowed Funds are inadequate to provide indemnification to Assignee, then from Assignor directly.

         20. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. Assignor represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, and (b) all debts, obligations and liabilities relating to the Lease and Business that are not expressly assumed by Assignee under this Agreement will be promptly paid and discharged by Assignor as and when they become due. Assignor agrees to indemnify and hold Assignee harmless from, and reimburse Assignee for, any loss, cost, expense, liability or damage which Assignee may suffer or incur by virtue of the noncompliance by Assignor or Assignee with any law pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Property or Lease ineffective as to creditors of or claimants against Assignor.

         21. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Assignor to Assignee shall simultaneously be given in either manner provided above to Family Golf Centers, Inc., 225 Broadhollow Road, Melville, New York 11747, Attention: General Counsel. A copy of any Notice given by Assignee to Assignor shall simultaneously be given in either manner provided above to The Eagle Law Firm, 2166 the Alameda, San Jose, California, 95126-1187, Attention:
Alexander F. Eagle III. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, he day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

         22. Miscellaneous.

              22.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

              22.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of California.

              22.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

              22.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

              22.5 This Agreement (including the Exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

              22.6 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

              22.7 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

              22.8 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

              22.9 Either party may cause this Agreement to be recorded in the appropriate public office.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                       DIVOT CITY

                                       By: D.C. MANAGEMENT, INC.,
                                       its general partner.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       D.C. MANAGEMENT, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       MILPITAS FAMILY GOLF CENTERS, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                        INDEX OF EXHIBITS AND SCHEDULES



EXHIBIT A-1       LEASE

EXHIBIT A-2       LICENSE

EXHIBIT B         PERSONAL PROPERTY

EXHIBIT C         CONTRACTS

EXHIBIT D         ASSIGNMENT AND FIRST AMENDMENT OF LEASE

EXHIBIT  E        ESCROW AGREEMENT


SCHEDULE 9.15     ACCESS--GOVERNMENTAL PLANS FOR ROADWAYS

SCHEDULE 9.20     WORK AT PREMISES